UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2015
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On March 4, 2015, the Board of Directors of Ireland Inc. (the "Company") approved an offering of up to 15,000,000 Special Warrants (each a "Special Warrant") at a price of $0.20 per Special Warrant for aggregate gross proceeds of $3,000,000 (the “Special Warrant Offering”).

The Special Warrants may be converted during their term, at no additional cost to the holder, on a 1:1 basis into units (each a “Unit”) consisting of one share of common stock and one warrant exercisable for one additional share of common stock at $0.40, expiring February 28, 2020. Alternatively, if at any time during the term of the Special Warrants, the Company completes a subsequent sale of shares of its common stock, other securities convertible, exercisable or exchangeable for the Company’s common stock (“Common Stock Equivalents”), or any combination thereof, the holder may, within one month after the completion of that subsequent equity financing, and at no additional cost to the holder, convert the Special Warrants into that number of shares of common stock and Common Stock Equivalents that the holder would have been entitled to had the holder participated in that subsequent equity financing for a total subscription price equal to the total subscription price paid for the Special Warrants. If the holder has not otherwise exercised the conversion rights associated with the Special Warrants prior to expiration, then the Special Warrants will automatically be deemed to be converted into Units on a 1:1 basis immediately prior to the expiration of the Special Warrant term.

The Special Warrants extend for a term ending on the earlier of February 28, 2016 and the date that is one month after the Company completes any transaction or number of transactions involving the sale of the Company’s common stock or Common Stock Equivalents for total gross proceeds of $7,000,000 or more.

On March 4, 2015, the Company accepted subscriptions from certain accredited investors pursuant to which the Company agreed to sell, and the subscribers agreed to purchase, in the aggregate, 1,975,000 Special Warrants pursuant to the Special Warrant Offering for aggregate gross proceeds of $395,000. The Special Warrants were issued pursuant to the exemptions from registration provided by Rule 506 of Regulation D of the Securities Act of 1933 on the basis that each subscriber was an “accredited investor” as defined in Rule 501 of Regulation D.

The foregoing description of the Special Warrant Offering and related documents and transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of Special Warrant Subscription Agreement attached as Exhibit 10.1 hereto, the Form of Special Warrant attached as Exhibit 4.1 hereto and the Form of Unit Warrant attached as Exhibit 4.2 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of Special Warrant.
4.2	Form of Unit Warrant.
10.1	Form of Special Warrant Subscription Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.

Date: March 4, 2015	By:	/s/ Douglas D.G. Birnie
Name: Douglas D.G. Birnie
Title: CEO and President